Supplement dated November 13, 2025
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Growth Strategies Fund	8/1/2025
On November 6, 2025, the Fund's Board of Trustees approved the termination of J.P. Morgan Investment Management Inc. (JPMIM) and Loomis, Sayles & Company, L.P. (Loomis Sayles) as subadvisers to the Fund, with a final date of management on or about December 5, 2025 (the Termination Date). In addition, on or about December 18, 2025 (the Effective Date), the Fund's name is changed to Columbia Integrated Large Cap Growth Fund II.  Accordingly, as of the Termination Date, all references to JPMIM and Loomis Sayles and their sleeve strategies are hereby removed from the Fund's Prospectus and Summary Prospectus. In addition, the Fund's Board of Trustees approved related changes to the principal investment strategies and principal risks of the Fund. Accordingly, the following changes are hereby made to the Prospectus and Summary Prospectus:
On the Effective Date, the information under the subsection “Principal Investment Strategies” in the Fund's Summary Prospectus and the "Summary of the Fund" section in the Fund's Prospectus are hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $133.5 million and $4.9 trillion as of October 31, 2025). The market capitalization range and composition of companies in the Index are subject to change.
The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may also invest in exchange-traded funds (ETFs).
The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough.
On the Effective Date, the information under the subsection “More Information About the Fund - Principal Investment Strategies" in the Fund's Prospectus are hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $133.5 million and $4.9 trillion as of October 31, 2025). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. The Fund may also invest in exchange-traded funds (ETFs).
The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough.
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) employs quantitative and fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
On the Effective Date, the information under the subsection “Principal Risks” in the Fund's Summary Prospectus and in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's Prospectus is hereby revised to remove all references to Allocation Risk, Depositary Receipts Risk, Emerging Market Securities Risk, Foreign Securities Risk, Multi-Adviser Risk, Quantitative Models Risk, and Consumer Discretionary Sector.
SUP117_03_013_(11/25)

On the Effective Date, the information under the subsection “Principal Risks” in the Fund's Summary Prospectus and the "Summary of the Fund" and "More Information About the Fund" sections in the Fund's Prospectus are hereby revised to include the following under Issuer Risk:
■
Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Shareholders should retain this Supplement for future reference.

SUP117_03_013_(11/25)